Exhibit 10.2 29 SEPTEMBER 2022 Between NORÐURÁL GRUNDARTANGI EHF. (as Borrower) and ARION BANK HF. (as Lender) TERM FACILITY AGREEMENT

2 CONTENT 1 Definitions ................................................................................................................... 3 2 The Facility .................................................................................................................. 10 3 Purpose ....................................................................................................................... 10 4 Conditions precedent.................................................................................................. 10 5 Drawdown ................................................................................................................... 11 6 Interest ........................................................................................................................ 11 7 Default Interest ........................................................................................................... 11 8 Repayment .................................................................................................................. 12 9 Prepayment and cancellation ..................................................................................... 12 10 Payments .................................................................................................................... 13 11 Fees, Charges and Expenses ....................................................................................... 14 12 Additional payment obligations .................................................................................. 15 13 Representations, warranties and undertakings .......................................................... 15 14 Information Undertakings ........................................................................................... 17 15 General Undertakings ................................................................................................. 19 16 Security ....................................................................................................................... 22 17 Events of default ......................................................................................................... 22 18 Set-off ......................................................................................................................... 25 19 Calculations, accounts and certificates ....................................................................... 25 20 Remedies, waivers, amendments and consents ......................................................... 25 21 Severance .................................................................................................................... 26 22 Assignment and transfer ............................................................................................. 26 23 Notices ........................................................................................................................ 26 24 Governing law, jurisdiction and service of process ..................................................... 27 Schedule 1 Conditions precedent .................................................................................................. 28 Schedule 2 Drawdown Request ..................................................................................................... 30

3 THIS AGREEMENT is dated September 2022 and made between: (1) NORÐURÁL GRUNDARTANGI EHF., a private limited liability company incorporated and registered in Iceland with the registration number 570297-2609 (the "Borrower"); and (2) ARION BANK HF., a limited liability company and licenced as a financial institution, incorporated and registered in Iceland with registration number 581008-0150 whose registered office is at Borgartún 19, 105 Reykjavik, Iceland (the "Lender"). The parties may hereinafter be jointly referred to as the "parties" and individually as "party". BACKGROUND: The Lender has agreed to provide the Borrower with a secured term loan facility of up to EUR 13,600,000 – Euros thirteen million six hundred thousand 00/100 subject to the terms and conditions of this Agreement. AGREED TERMS: 1 DEFINITIONS 1.1 The following definitions apply in this Agreement. Affiliate: in relation to any person, a subsidiary of that person or a holding company of that person or any other subsidiary of that holding company. Arion Facility: means the USD 130,000,000 Term Facility Agreement, dated 2 November 2021, as amended from time to time, between the Borrower and the Lender. Arion General Bond: a first ranking general bond (i. Tryggingarbréf), in the amount of USD 430,000,000 creating security over the Property, registered by the Magistrate of the West Iceland Area as amended. Authorisation: means an authorisation, consent, approval, resolution, ruling, licence, exemption, filing, notarisation or registration. Availability Period: means the period from the date of this Agreement and until 12 October 2022. Bank Account: means the Borrower’s bank account at the Lender with the number 0358-38-000299. Base Interest Rate: is the rate equal to EUR EURIBOR 1 month as published at any given time by the European Money Markets Institute and if the rate is less than zero, the Base Interest Rate shall be deemed to be zero.

4 Borrowed Money: any indebtedness of the Borrower for or in respect of: borrowing or raising money (with or without security), including any premium and any capitalised interest on that money; any bond, note, loan stock, debenture, commercial paper or similar instrument; any credit facility (or dematerialised equivalent); monies raised by selling, assigning, or discounting receivables or other financial assets on terms that recourse may be had to the Borrower if those receivables or financial assets are not paid when due; any deferred payment for assets or services acquired, other than trade credit that is given in the ordinary course of trading and which does not involve any deferred payment of any amount for more than 90 days; any rental or hire charges under finance leases (whether for land, machinery, equipment or otherwise); any counter-indemnity obligation in respect of any guarantee, bond, indemnity, standby letter of credit or other instrument issued by a third party in connection with the Borrower's performance of contracts; and any other transaction that has the commercial effect of borrowing; and any guarantee, counter-indemnity or other assurances against financial loss that the Borrower has given for any of the items referred to in paragraphs (a) to (h) of this definition incurred by any person. When calculating Borrowed Money, no liability shall be taken into account more than once. Business Day: a day other than a Saturday, Sunday, or public holiday in Iceland when banks in Reykjavík are open for business. Change of Control: any person or group of persons acting in concert gains Control of the Borrower. Commitment: the principal amount of the Facility set out in clause 2, to the extent not cancelled or reduced under this Agreement.

5 Control: (a) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: cast, or control the casting of, more than one- half of the maximum number of votes that might be cast at a general meeting of that company; or appoint or remove all of the directors or other equivalent officers of that company, or the number of directors, or other equivalent officers, required to adopt any decision at that company’s board meetings; or give directions with respect to the operating and financial policies of that company which the directors or other equivalent officers of that company are obliged to comply with. (b) The holding of more than one-half of the issued share capital of that company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital). Disruption Event: either or both of: (a) an event (not caused by, and outside the control of, either party) that materially disrupts the systems for payment or communication, or the financial markets needed, in each case, to enable either payment to be made or transactions to be carried out under the Finance Documents; or (b) any other event (not caused by, and outside the control of, the party whose operations are disrupted) occurs, that results in disruption (of a technical or systems-related nature) to the treasury or payments operations of a party and which prevents either or both parties from: (i) performing its payment obligations under the Finance Documents; or (ii) communicating with the other party as required by the terms of the Finance Documents. Drawdown Date: the date on which a Loan is made or is to be made. Drawdown Request: a drawdown request, substantially in the form set out in Schedule 2 (Drawdown Request). Event of Default: any event or circumstance specified as such in clause 17.

6 Facility: the term loan facility made available under this Agreement. Finance Document: this Agreement, the Security Document, any Drawdown Request, the Intercreditor Agreement, and any other document designated as such by both the Lender and the Borrower. GAAP: in relation to the Borrower, generally accepted accounting principles in Iceland including IFRS. Grundartangi Holding Company: means Norðurál ehf., registration number 470404-2130, owner of the entire share capital (100%) of the Borrower. Hedging Arrangements: means any derivative transaction entered into in connection with protection against or benefit from any identified risk exposure in the operations of the Borrower. Hedging Security: means any Security provided under a Hedging Arrangement. IFRS: international accounting standards within the meaning of Regulation (EC) No 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of international accounting standards to the extent applicable to the relevant financial statements Increased Costs: any: (a) reduction in the rate of return from the Facility or on the overall capital of the Lender or its Affiliates; (b) additional or increased cost; or (c) reduction of any amount due and payable under any Finance Document, which is incurred or suffered by the Lender or any of its Affiliates to the extent that it is attributable to the Lender having entered into the Commitment or the Lender funding or performing its obligations under any Finance Document. Intercreditor Agreement: means the intercreditor and security sharing agreement, dated 2 December 2021. Interest Payment Date: means the 12th day of each month. Interest Period; has the meaning given to the term in clause 6.3 Landsbankinn Facility: means the USD 50,000,000, original amount, Committed Revolving Credit Facility Agreement, dated 27 November 2013, as amended from time to time, between the Borrower and Landsbankinn hf. Landsbankinn General Bond: means the USD 385,000,000 general bond originally executed on 9 February 2005 between the Borrower and Kaupthing Bank hf., as agent and trustee, which was

7 amended and restated on 27 November 2013 under which the Borrower undertakes to Landsbankinn hf., as pledgee, to pay or discharge in full its inventory etc. (veð í vörubirgðum) and general receivables (vörureikningsveð) against all present and future obligations and liabilities pursuant to the Landsbankinn Facility. Loan: the principal amount of the loan made or to be made by the Lender to the Borrower under this Agreement or (as the context requires) the principal amount outstanding for the time being of that loan. Margin: means 3.2% per annum. Material Adverse Effect: any event or circumstance which, in the reasonable and justified opinion of the Lender: Original Financial Statements: Permitted Financial Indebtedness: (a) is likely to materially and adversely affect the Borrower’s ability to perform or otherwise comply with all or any of its obligations under the Finance Documents; or (b) is likely to materially and adversely affect the business, operations, property, condition (financial or otherwise) or prospects of the Borrower; or (c) is likely to result in any Finance Document not being legal, valid and binding on, and enforceable in accordance with its terms against, the Borrower and, in the case of the Security Documents, not providing to the Lender security over the assets expressed to be subject to a security interest under the Security Documents. the audited financial statements of the Borrower for its financial year ended 2021. means Borrowed Money: (a) incurred under or permitted by the Finance Documents; (b) arising under the Arion Facility; (c) arising under the Landsbankinn Facility; (d) arising under a Permitted Guarantee; (e) arising under a Hedging Arrangements; (f) any loan or obligations incurred by the Borrower from its Affiliates which is subordinated towards the Borrower´s obligations towards the Lender under any Finance Document; or (g) only loan or obligation incurred by the Borrower, so long as the aggregate amount of (i) total Borrowed Money and (ii) Permitted Guarantee (taken together)

8 does not in the aggregate exceed the Total Borrowed Money Limit; provided that for purposes of calculating the Total Borrowed Money Limit, (i) any and all Hedging Arrangements not secured with a Hedging Security in the Property and (ii) any and all loans or obligations incurred by Borrower from its Affiliates on an arms’ length basis as set forth herein and which are subordinated towards the Borrower´s obligations towards the Lender under any Finance Document, in each case pursuant to the terms of this Agreement, shall be excluded. Permitted Guarantee: means a guarantee given by the Borrower in respect of any obligation of any person, with the aggregate amount of (i) any such guarantee and (ii) any Permitted Financial Indebtedness (taken together) not exceeding the Total Borrowed Money Limit; provided that for purposes of calculating the Total Borrowed Money Limit, (i) any and all Hedging Arrangements not secured with a Hedging Security in the Property and (ii) any and all loans or obligations incurred by Borrower from its Affiliates on an arms’ length basis as set forth herein and which are subordinated towards the Borrower´s obligations towards the Lender under any Finance Document, in each case pursuant to the terms of this Agreement, shall be excluded. Permitted Security: means: (a) the Arion General Bond; (b) the Landsbankinn General Bond; and (c) any Hedging Security. Potential Event of Default: any event or circumstance specified in clause 17.1 to clause 17.17 that would, on the giving of notice, expiry of any grace period or making of any determination under the Finance Documents, or satisfaction of any other condition (or any combination thereof), become an Event of Default. Property: means collectively the properties of the Borrower at Katanesvegur 5, Hvalfjarðarsveit, property number F2235409 measuring in the aggregate 197,8101 square meters, and includes buildings permanently attached thereto, whether completed or under construction at any time, including for the avoidance of doubt the assets specified in the Arion General Bond which includes, inter alia, the assets which have been permanently equipped in the Borrower´s operations as further set out in Article 24 of Act no. 75/1997 on Contractual Liens.

9 Security: any mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. Security Agent: is the security agent under the Intercreditor Agreement. Security Documents: each of the documents listed as being a Security Document in clause 16, and any other document entered into by the Borrower creating or expressed to create any Security over all or any part of its assets in respect of its obligations under any of the Finance Documents. Settlement Agreement: has the meaning given to the term in clause 5.1 of Schedule 1. Tax: any tax, levy, impost, duty or other charge, fee, deduction or withholding of a similar nature (including any penalty or interest payable in connection with the failure to pay, or delay in paying, any of these) incurred or derived from any Finance Document. Termination Date: means 12 January 2024. Total Borrowed Money Limit: means USD 480,000,000 (or its equivalent as converted at the midrate of the USD (“miðgengi”) applicable at any time) at any time, which shall, for the avoidance of doubt, include the maximum amount of the Facility, the Arion Facility, the Landsbankinn Facility, and any Hedging Arrangements secured with a Hedging Security in the Property. Furthermore, for the avoidance of doubt, Total Borrowed Money Limit shall specifically exclude (i) any and all Hedging Arrangements not secured with a Hedging Security in the Property and (ii) any and all loans or obligations incurred by Borrower from its Affiliates on an arms’ length basis as set forth herein and which are subordinated towards the Borrower´s obligations towards the Lender under any Finance Document, in each case pursuant to the terms of this Agreement. Total Facility Amount: the maximum principal amount of the Facility referred to in clause 2. Unpaid Sum: means any sum due and payable but unpaid by the Borrower under the Finance Documents. 1.2 In this Agreement: A reference to a clause or Schedule is to a clause of, or Schedule to, this Agreement unless the context requires otherwise. A reference to continuing in relation to an Event of Default means an Event of Default which has not been waived.

10 A reference to this Agreement (or any provision of it), the Finance Documents or any other document shall be construed as a reference to this Agreement, that provision or that document as it is in force for the time being and as amended, varied or supplemented in accordance with its terms or with the agreement of the relevant parties. A reference to a time of day is to Reykjavík time. A reference to the Borrower and the Lender shall include their respective successors, permitted transferees and permitted assigns. 1.3 Clause, Schedule, and paragraph headings shall not affect the interpretation of this Agreement. 2 THE FACILITY The Lender grants to the Borrower a secured term loan facility of a total principal amount of EUR 13,600,000 on the terms, and subject to the conditions, of this Agreement. 3 PURPOSE 3.1 The Borrower shall apply all money borrowed under this Agreement towards general corporate purposes of the Borrower. 3.2 The Lender is not obliged to monitor or verify how any amount advanced under this Agreement is used. 4 CONDITIONS PRECEDENT 4.1 The Borrower shall deliver a Drawdown Request, and the obligations of the Lender under this Agreement shall only arise once the Lender has received all the documents and evidence specified in Schedule 1 (Conditions precedent) in form and substance satisfactory to the Lender. The Lender shall notify the Borrower promptly upon being so satisfied. 4.2 The Lender’s obligation to make the Loan is subject to the further conditions’ precedent that, on both the date of the Drawdown Request and the proposed Drawdown Date: the representations and warranties in clause 13 are true and correct and will be true and correct immediately after the Lender has made the proposed Loan; and no Event of Default or Potential Event of Default is continuing or might result from the proposed Loan. 4.3 The conditions specified in this clause 4 are inserted solely for the Lender’s benefit. The Lender may waive them, in whole or in part and with or without conditions, without prejudicing the Lender’s right to require subsequent fulfilment of such conditions.

11 5 DRAWDOWN 5.1 The Borrower may utilise the Facility in a single drawdown anytime during the Availability Period by delivering to the Lender a notice in the form set forth in Schedule 2 (Drawdown Request) hereto. 5.2 The Borrower shall deliver a completed Drawdown Request to the Lender by not later than 10.00 am two Business Days prior to the proposed Drawdown Date (or such shorter time as agreed by the parties). 5.3 A Drawdown Request: shall only be complete if the requested Drawdown Date is at least a Business Day before the end of the Availability Period; and once it has been delivered, is irrevocable. 6 INTEREST 6.1 The interest rate on the Loan is floating and non-indexed (óverðtryggt) and is the percentage rate per annum, to be the total of: the Margin; and the Base Interest Rate. 6.2 If the Base Interest Rate ceases to be available (for whatever reason and whether temporarily or permanently) the Base Interest Rate shall be replaced with an alternative base interest rate by the Lender at his sole discretion considering similar facility agreements and aiming to achieve the same commercial result. 6.3 Interest shall accrue daily from the Drawdown Date of the Loan and paid in arrears on each Interest Payment Date, the first Interest Payment Date being 12 October 2022. Each interest period shall be 1 month, with the first interest period commencing on the Drawdown Date (the “Interest Period”), save for the first Interest Period which shall end on the first Interest Payment Date. 7 DEFAULT INTEREST 7.1 If the Borrower fails to make any payment due under this Agreement on the due date for payment, default interest on the unpaid amount shall accrue daily, from the date of non- payment to the date of actual payment (both before and after judgment), at the rate of 500

12 basis points which shall be added to the aggregated interest rate as determined pursuant to clause 6.1. 7.2 Interest accrued under clause 7.1 shall be immediately payable by the Borrower on demand by the Lender. 7.3 Interest accrued under clause 7.1 shall be compounded with the Unpaid Sum as frequently as permitted by law. 8 REPAYMENT 8.1 Repayments of principal amounts shall be made in equal monthly instalments on each Interest Payment Date, for the first time on 12 February 2023 and the final repayment of any Unpaid Sum on the Termination Date. 9 PREPAYMENT AND CANCELLATION 9.1 The Borrower may, at his sole discretion, prepay the Loan, in part or in full, without penalty, subject to the terms of this Agreement, by giving the Lender at least 30 days’ notice. 9.2 Illegality The Lender may require the Borrower to prepay the Loan, if: (i) any law or regulation is introduced or changed, or there is any change in the way any court or regulatory authority interprets or applies any law or regulation; or (ii) complying with any direction, request or requirement (whether or not having the force of law) from any monetary agency, central bank, or governmental or regulatory authority; or (iii) any judgment, order or direction of any court, tribunal or authority binding on the Lender, makes it unlawful for the Lender to make the Loan or allow the Loan to remain outstanding or fund or maintain the Commitment or allow the Commitment to remain outstanding. To require prepayment under paragraph (a), the Lender shall give written notice to the Borrower demanding prepayment and giving the date for that prepayment. The date for prepayment shall be: (i) 30 Business Days from the date of the notice; or (ii) if earlier, the date the Lender certifies to be the last date for payment under any law, regulation, regulatory requirement, request, judgment, order or direction specified in paragraph 9.2. 9.3 Change of Control The Borrower shall promptly notify the Lender if: (i) there is a Change of Control, or

13 (ii) the Borrower becomes aware of circumstances that is reasonably likely to lead to a Change of Control. If the Borrower provides notice under paragraph (a) the Lender may cancel the Commitment and declare the Loan, accrued interest and all other amounts due under this Agreement due and payable on the date on which the Change of Control occurs. To do this, the Lender must give the Borrower 20 Business Days’ notice. On prepayment in accordance with this paragraph (b), the Commitment shall be automatically reduced to zero and the Facility cancelled. In the event a Change of Control transaction results in the Borrower ceasing to be part of the Century Aluminium Company group without the prior written consent of the Lender, the Lender shall be authorised to cancel the Commitment and declare the Loan, accrued interest and all other amounts due under this Agreement immediately due and payable. 9.4 Repayment, prepayment, and cancellation general provision Any prepayment or cancellation notice that the Borrower gives under this Agreement shall be irrevocable. A prepayment notice shall oblige the Borrower to prepay the Loan as set out in that notice. The Borrower may not re-borrow any part of the Facility which has either been repaid or prepaid under this Agreement and no amount of the Commitment cancelled under this Agreement may be reinstated. Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid, without premium or penalty. If the Borrower does not make a prepayment on the date for prepayment specified in this Agreement or gives a prepayment notice but fails to make the prepayment on the date specified in the prepayment notice, the default interest provisions of clause 7 shall apply to the unpaid prepayment amount. 10 PAYMENTS 10.1 The currency of account shall be EUR and all payments that the Borrower makes under this Agreement shall be made: in full, without any deduction (except as allowed by clause 12.1), set-off or counterclaim; and in immediately available cleared funds on the due date to an account which the Lender may specify to the Borrower for the purpose. 10.2 Any payment under any Finance Document which is due to be made on a day which is not a Business Day shall be made on the next Business Day in the same calendar month (if there is

14 one), or the immediately preceding Business Day (if there is not). Any interest or other amount accruing on a daily basis shall be calculated accordingly. 10.3 If either the Lender determines, or the Borrower notifies the Lender, that a Disruption Event has occurred: the Lender shall consult and agree with the Borrower the changes (if any) needed to the operation or administration of the Facility as the Lender, in its absolute discretion, deems necessary in the circumstances; the Lender shall not be obliged to consult the Borrower about any such changes if in its opinion it is not practical to do so in the circumstances; and any change made or agreed under this clause 10.3 shall (whether or not an event is finally determined to be a Disruption Event) be binding on the parties as an amendment or variation of the Finance Documents notwithstanding the provisions of clause 20. 10.4 If the Lender receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents, the Lender shall apply that payment in settlement of the obligations of the Borrower in the order determined by the Lender in its absolute discretion. The provisions of this clause 10.4 shall override any appropriation made by the Borrower. 10.5 The Borrower shall pay costs, expenses, Taxes and the like (and any interest payable on those amounts) in the currency in which they are incurred, as/if applicable. 11 FEES, CHARGES AND EXPENSES 11.1 The Borrower shall pay to the Lender an arrangement fee of 0.5 per cent of the Total Facility Amount irrespective of whether the Facility is drawn or not, which shall be paid by the Borrower by the Lender deducting the amount of the arrangement fee from the Loan on disbursement. 11.2 The Borrower shall, promptly on demand, pay to the Lender: any out-of-pocket expenses reasonably incurred by the Lender in connection with the negotiation, preparation, execution and perfection of the Finance Documents and other documents referred to them; and any fees, reasonably incurred in relation to any amendment, extension, waiver, consent, or suspension of rights (or any proposal for any of these) relating to a Finance Document or a document referred to in any of them. 11.3 The Borrower shall, on demand, pay to the Lender the amount of all costs and expenses (including legal and out-of-pocket expenses) reasonably incurred by the Lender in connection with enforcing, preserving any rights under any Finance Document. 11.4 The Borrower shall pay any stamp, documentary and other similar duties, as applicable, and Taxes to which the Finance Documents may be subject to or give rise and shall indemnify the

15 Lender against any losses or liabilities which it may incur as a result of any delay or omission by the Borrower in paying any such duties or taxes. 11.5 The Lender shall be authorised to withdraw any and all payments, fees, charges and expenses, payable by the Borrower to the Lender pursuant to any Finance Document, from the Borrower’s account held with the Lender when such fees, charges and expenses become due, without any prior consent to the Borrower or notification to the Borrower. 12 ADDITIONAL PAYMENT OBLIGATIONS 12.1 Taxes The Borrower shall pay and, within three Business Days of demand, indemnify the Lender against any cost, loss or liability that the Lender incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document, as applicable. 12.2 Increased costs Subject to clause 12.2 (c), within three Business Days of a demand by the Lender, the Borrower shall pay the Lender the amount of any Increased Costs incurred by the Lender or any of its Affiliates as a result of: (i) the introduction of, or any change in (or in the interpretation, administration or application of), any law or regulation by any governmental or regulatory authority; or (ii) compliance with any applicable law or regulation made after the date of this Agreement. If the Lender intends to make a claim under clause 12.2 (a), it shall notify the Borrower of the event that will cause that claim in writing. As soon as practicable after a demand by the Borrower, the Lender shall provide a certificate confirming the amount of its Increased Costs. Clause 12.2 (a) does not apply to any Increased Cost that is due to the breach of any law or regulation by the Lender or its Affiliates which results in Increased Costs which is solely applicable to the Borrower as opposed to any Increased Costs which may be applicable to other customers of the Lender which shall not come under this clause 12.2(c). 13 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS The Borrower represents and warrants, on the date of this Agreement: 13.1 Status: It is a duly incorporated private limited liability company validly existing under the laws of Iceland. It has the power to own its assets and carry on its business as it is currently being conducted.

16 It has the power to enter into, deliver and perform, and has taken all necessary action to authorise its entry into, delivery and performance of the Finance Documents and the transactions contemplated by them. No limit on its powers will be exceeded as a result of the borrowing or grant of security or guarantee contemplated by the Finance Documents. 13.2 The entry into and performance by it of, and the transactions contemplated by, the Finance Documents, do not and will not contravene or conflict with: its articles of association; any agreement or instrument binding on it or its assets or constitute a default or termination event (however described) under any such agreement or instrument; or any law or regulation or judicial or official order, applicable to it. 13.3 It has obtained all required authorisations to enable it to enter into, exercise its rights and comply with its obligations in the Finance Documents and to make them admissible in evidence in its jurisdiction of incorporation. Any such authorisations are in full force and effect. 13.4 Its obligations under the Finance Documents are legal, valid, binding, and enforceable in accordance with their terms. 13.5 The Security Documents create (or, once entered into, will create) valid, legally binding, and enforceable Security for the obligations expressed to be secured by it in favour of the Lender, having the first priority and ranking and ranking ahead of all (if any) Security and rights of third parties except those preferred by law. 13.6 It is not necessary to file, record or enrol any Finance Document with any court or other authority or pay any stamp, registration or similar taxes relating to any Finance Document or the transactions contemplated by any Finance Document. 13.7 No deduction for, or on account of, Tax is required from any payment that the Borrower may make under any Finance Document. 13.8 No Event of Default or Potential Event of Default has occurred or is continuing or is reasonably likely to result from making the Loan or the entry into, the performance of, or any transaction contemplated by the Finance Documents. 13.9 No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination thereof, would constitute) a default or termination event (howsoever described) under any other agreement or instrument which is binding on it or to which any of its assets is subject which has or is likely to have a Material Adverse Effect. 13.10 No litigation, arbitration or administrative proceedings are taking place, pending or, to the Borrower’s knowledge, threatened against it, by any of its directors or any of its assets, which might reasonably be expected to have a Material Adverse Effect. 13.11 The Original Financial Statements were prepared in accordance with GAAP consistently applied unless expressly disclosed to the Lender in writing to the contrary before the date of

17 this Agreement and gives a true and fair view of the Borrower’s financial condition and operations during the relevant accounting period and was approved by the Borrower’s directors. 13.12 There has been no material adverse change in the business, assets, financial condition, trading position or prospects of the Borrower since the date of the Original Financial Statements. 13.13 The information, in written or electronic format, supplied by, or on its behalf, to the Lender in connection with the Facility and the Finance Documents was, at the time it was supplied or at the date it was stated to be given (as the case may be): if it was factual information, complete, true, and accurate in all material respects; if it was a financial projection or forecast, prepared on the basis of recent historical information and on the basis of reasonable assumptions and was fair and made on reasonable grounds; and if it was an opinion or intention, made after careful consideration and was fair and made on reasonable grounds; and not misleading in any material respect, nor rendered misleading by a failure to disclose other information, except to the extent that it was amended, superseded, or updated by more recent information supplied by, or on behalf of, the Borrower to the Lender. 13.14 The Borrower has not breached any law or regulation which breach has or is likely to have a Material Adverse Effect. 13.15 The Borrower’s payment obligations under the Finance Documents rank at least pari passu with all existing and future unsecured and unsubordinated obligations (including contingent obligations), except for those mandatorily preferred by law applying to companies generally. 13.16 The Borrower is the legal and beneficial owner of, and has good, valid, and marketable title to, all its assets and no Security exists over its assets, except for the Permitted Security. 13.17 Each of the representations and warranties in this clause 13 is deemed to be repeated by the Borrower on: the date of any Drawdown Request; any Drawdown Date; and at the first date of each Interest Period; by reference to the facts and circumstances existing on each such date. 14 INFORMATION UNDERTAKINGS The undertakings in this Clause 14 (Information Undertakings) remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

18 14.1 Financial statements The Borrower shall supply electronically to the Lender: as soon as they are available, but in any event within 4 Months after the end of each of its Financial Years its audited consolidated financial statements for that Financial Year; as soon as they are available, but in any event within 2 Months after the end of each Financial Quarter of each of its Financial Year its quarterly management statements; and as soon as they become available, but in any event within 2 Months after the end of each financial half year, its unaudited financial statements for that financial half reviewed by an auditor. 14.2 Requirements as to financial statements The Borrower shall ensure that the financial statements delivered to the Lender shall: are certified by a director of the Borrower as giving a true and fair view of its financial condition as at the date at which those financial statements were drawn up; be prepared in accordance with consistently applied GAAP and using accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements; and have been approved by the Borrower’s directors. 14.3 Information: miscellaneous The Borrower shall supply to the Lender, promptly, after becoming aware of them, details of any litigation, arbitration or administrative proceedings or claim of the kind described in clause 13.10; promptly, all notices or other documents submitted by the Borrower to its creditors or any such notices which are received by the Borrower´s from its creditor(s) which derive from the underlying finance documents or any circumstances which may be of significance to the underlying finance documents or the contractual relationship between the Borrower and the relevant creditor from the same; all notifications in relation to all changes in the composition of the board of directors of the Borrower, and if such changes occur, that the new members of the board of directors shall sign and deliver all such documents as considered necessary at the Lender’s sole discretion, to maintain the validity and enforceability of all Finance Documents. The above-mentioned changes to the board of directors shall be notified promptly and, in any case never later than five (5) Business Days after the changes were approved; and promptly, such financial or other information as the Lender may, from time to time, reasonably request. 14.4 Notification of default Borrower will notify the Lender of any Potential Event of Default or Event of Default (and the steps, if any, being taken to remedy it) promptly on becoming aware of its occurrence.

19 14.5 “Know your customer“ checks If the Lender is obliged for any reason to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower will, promptly on the request of the Lender, supply (or procure the supply of) such documentation and other evidence as is reasonably requested in order for the Lender to be able to carry out, and be satisfied that it has complied with, all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. 15 GENERAL UNDERTAKINGS The Borrower covenants with the Lender that, as from the date of this Agreement until all its liabilities under the Finance Documents have been discharged: Authorisations 15.1 It will promptly obtain all Authorisations required under any applicable law or regulation (and do all that is needed to maintain them in full force and effect) to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability, and admissibility in evidence of the Finance Documents according to Icelandic law. 15.2 It will comply, in all respect, with all applicable laws, if failure to do so has or is likely to have a Material Adverse Effect. Change of business, activities and articles of association 15.3 It will carry on and conduct its business in a proper and efficient manner as currently conducted and will not make any material change to the general nature or scope of its business as carried on at the date of this Agreement without the prior written approval of the Lender. 15.4 The Borrower shall not materially change its articles of association, business or activities without the prior approval of the Lender. Merger 15.5 The Borrower shall not enter into any amalgamation, demerger, merger, or corporate reconstruction without the prior written approval of the Lender. Pari passu ranking 15.6 The Borrower shall ensure that any of its unsecured and unsubordinated obligations and liabilities under the Finance Documents rank, and will continue to rank, at least pari passu with all existing and future unsecured and unsubordinated obligations (including contingent obligations), except for those mandatorily preferred by law of general application to companies. Subordination 15.7 The Borrower shall ensure that all current and future obligations incurred by it from its Affiliates is subordinated towards the Borrower´s obligations towards the Lender under any Finance Document. The subordination shall include provisions that (i) the ranking of any security provided under such obligations incurred by the Borrower from its Affiliates shall be subordinated to the ranking of security provided for the benefit of the Lender, (ii) any obligation to pay such subordinated debt shall only arise after payment obligations pursuant

20 to this agreement have been satisfied and (iii) any enforcement action (however defined) under such subordinated debt prior to a enforcement under this Agreement are prohibited, unless with the prior written consent of the Lender excluding the current intercompany loans for the amount of USD 23,000,000 which the Borrower has informed the Lender of (bonds issued on 19 May 2014 with ISIN IS0000024842 and 19 December 2012 IS0000022622). Preservation of assets 15.8 The Borrower shall maintain in good working order and condition (ordinary wear and tear excepted) the Property and all other material assets necessary in the conduct of its business. Insurance 15.9 The Borrower shall at all times maintain insurances on and in relation to its business and assets, including but not limited to, the Property, against those risks and to the extent as is usual for companies carrying on the same or substantially similar business, and the insurance coverage shall in any event not be lower than the current insurance coverage as informed by the Borrower to the Lender. In the event of the Borrower incurring any additional Permitted Financial Indebtedness after the date of this Agreement, the Borrower shall increase its insurance coverage to adequately reflect the additional Permitted Financial Indebtedness, and the increase of the insurance coverage shall therefore be pro rata to the additional Permitted Financial Indebtedness. 15.10 All insurances must be with reputable independent insurance companies or underwriters. Disposals 15.11 It will not sell, assign, lease, transfer or otherwise dispose of in any manner (or purport to do so) all or any part of, or any interest in, its assets without the prior written approval of the Lender, other than: trading stock, i.e. inventory, in the ordinary course of its business; assets exchanged for other assets comparable or superior as to type, value, and quality; and assets whose market value is worth less than USD 2,000,000 (or its equivalent in another currency or currencies) in any Financial Year. Financial indebtedness 15.12 Except as permitted under paragraph 15.13 below, the Borrower will not incur or allow to remain outstanding any Borrowed Money, except for refinancing of its existing debt and customary indebtedness in the ordinary course of business, with such refinancing and indebtedness always being subject to the prior written approval of the Lender. 15.13 Paragraph 15.12 does not apply to Permitted Financial Indebtedness. Loans or credit 15.14 The Borrower will not be a creditor, towards any person other than Grundartangi Holding Company and/or its Affiliates which shall always be conducted on arm’s length basis as further set out in clause 15.18, outside of the ordinary course of business as this is conducted at the signing of this Agreement, in respect of any obligations which would come under Borrowed Money.

21 No guarantees or indemnities 15.15 The Borrower shall not incur or allow to remain outstanding any guarantee or indemnity in respect of any obligation of any person, including but not limited to any such arrangements in relation to any company which the Borrower Control without the prior written approval of the Lender, save for any Permitted Guarantee. Negative Pledge 15.16 The Borrower shall not: create, other than the Permitted Security, any Security for its obligations or the obligations of others without offering the Lender pro rata and pari passu share in such Security and always provided that (i) the obligations do not result in the Borrower exceeding the Total Borrowed Money Limit, (ii) the lender under such obligation acceding to the Intercreditor Agreement, and (iii) no changes being made to the Intercreditor Agreement in relation to such additional security; sell, transfer, or otherwise dispose of any of its receivables on recourse terms; enter into and provide any Affiliate any loan, mortgage, lien, guarantee or any analogous burden unless on arm´s length term cf. clause 15.18 and subordinated 15.7; or enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Borrowed Money or of financing the acquisition of an asset. 15.17 Paragraph 15.16 shall not apply to any Security which is a Permitted Security or Permitted Guarantee. Arm’s length basis 15.18 It will not without the prior written consent of the Lender, enter into any transaction with any person or enter into or continue business relations with its shareholders or companies which it Controls, employees, directors and/or related parties, except on proper commercial terms negotiated at arm’s length. Further assurance 15.19 The Borrower shall promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices, and instructions) as the Lender may reasonably specify at any time (and in such form as the Lender may reasonably require): to perfect the Security created or intended to be created under or evidenced by the Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Security Documents) or for the exercise of any rights, powers and remedies of the Lender provided by or pursuant to the Finance Documents or by applicable law; to facilitate the realisation of the assets which are, or are intended to be, the subject of the Security Documents.

22 15.20 The Borrower shall take all such action as is reasonably available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection, or maintenance of any Security conferred or intended to be conferred on the Lenders by or pursuant to the Finance Documents. 16 SECURITY 16.1 The Borrower, as a condition precedent for the disbursement of the Loan, shall provide the Lender with the following Security Documents securing the full and prompt payment of the Facility (the "Security"): (a) first ranking security pledge over all general claims (i. almenn fjárkrafa) deriving from the Settlement Agreement. (b) first ranking possessory pledge (i. handveð) over the Bank Account and all deposits on that account; (c) any security pursuant to the Intercreditor Agreement; 16.2 The Security shall be supported by the necessary resolutions, notices, certificates, and evidence as stipulated in Schedule 1 (Conditions Precedent) and as reasonably requested by the Lender from time to time. 16.3 The Lender as Security Agent (a) In the event the Lender will share the security created under the Arion General Bond with other lenders of the Borrower, the Lender will act as a security agent and take all necessary administrative and enforcement actions with respect to the collateral on behalf of the lenders ensuring that all lenders will benefit from pari passu ranking of the Arion General Bond. (b) The terms of such intercreditor and security sharing arrangements and the role of the Lender as security agent are set forth in the Intercreditor Agreement. 17 EVENTS OF DEFAULT Each of the events or circumstances set out in this clause 17 is an Event of Default. Non-payment 17.1 The Borrower fails to pay any sum payable by it under any Finance Document when due, unless its failure to pay is caused solely by: (a) an administrative error or technical problem and payment is made within three Business Days of its due date; or (b) a Disruption Event and payment is made within three Business Days of its due date. Other obligations 17.2 The Borrower does not comply with the provisions of clause 14 (Information Undertakings) or clause 15 (General Undertakings).

23 17.3 No Event of Default under clause 17.2 above in relation to clauses 14 (Information Undertakings) or 15 (General Undertakings) shall occur, if the failure to comply is capable of remedy and is remedied within 15 Business Days of the earlier (A) the Lender giving notice to the Borrower and (B) the Borrower becoming aware of the failure to comply. Misrepresentation 17.4 Any representation or warranty made, repeated, or deemed made by the Borrower in, or pursuant to, the Finance Documents is (or proves to have been) incomplete, untrue, incorrect, or misleading in any material respect when made, repeated, or deemed made. Cross default 17.5 Failure by the Borrower to make payments when due of any obligation for Borrowed Money (other than in respect of this Agreement) and the aggregate amount of such failure combined exceeds USD 10,000,000 (or its equivalence in any other currency or currencies); or default by the Borrower, in the performance of any agreement under which any such obligation is created if the effect of such default is to cause such obligation to become due, or to permit the holder or holders of such obligation to declare such obligation due prior to its normal maturity. Insolvency and Insolvency Proceedings 17.6 The value of the Borrower's assets is less than its liabilities (taking into account contingent and prospective liabilities). 17.7 A moratorium is declared in respect of any indebtedness of the Borrower. 17.8 Any action, proceedings, procedure, or step is taken for: (a) the suspension of payments, a moratorium of any indebtedness, winding up, dissolution, administration, or reorganisation (using a voluntary arrangement, scheme of arrangement or otherwise) of the Borrower; or (b) the composition, compromise, assignment, or arrangement with any creditor; or (c) the appointment of a liquidator, receiver, administrative receiver, administrator, manager, or other similar officer in respect of the Borrower or any of its assets; or (d) the enforcement of any Security over any assets of the Borrower, unless such action, proceeding, procedure or step is frivolous or vexatious and is discharged or dismissed within 14 days of commencement. 17.9 The Borrower commences negotiations, or enters into any composition, compromise, assignment, or arrangement, with one or more of its creditors (excluding the Lender) with a view to rescheduling any of its indebtedness (because of actual or anticipated financial difficulties). 17.10 Any event occurs in relation to the Borrower similar to those in clause 17.6 to clause 17.9 (inclusive) under the laws of any applicable jurisdiction. 17.11 A winding-up petition that is frivolous or vexatious and is discharged, stayed, or dismissed within 14 days of commencement or, if earlier, the date on which it is advertised shall be

24 excluded from clause 17.5 to clause 17.10. The ending of any moratorium referred to in clause 17.7 shall not remedy any Event of Default caused by that moratorium. 17.12 A distress, attachment, execution, expropriation, sequestration, or another analogous legal process is levied, enforced, or sued out on, or against, the Borrower's assets having an aggregate value of USD 10.000.000,- (or its equivalent in other currencies) and is not discharged or stayed within 14 days. 17.13 Any Security on or over the assets of the Borrower becomes enforceable. Unlawfulness 17.14 Any provision of any Finance Document is or becomes, for any reason, invalid, unlawful, unenforceable, terminated, disputed, or ceases to be effective or to have full force and effect. Repudiation 17.15 The Borrower repudiates or rescinds or shows an intention to repudiate or rescind any Finance Document. Cessation of business 17.16 The Borrower suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a substantial part of its business, such instances to include circumstances such as suspension or curtailment of operation of one of the Borrower’s potline, unless such curtailment occurs as a result of any incidence or circumstances which are beyond the control of the Borrower or its Affiliates and can therefore not be avoided by the Borrower or its Affiliates provided that the curtailment lapses within 30 days from occurrence. Material adverse change 17.17 Any event occurs (or circumstances exist) which, in the reasonable opinion of the Lender, has or is likely to have a Material Adverse Effect. Acceleration 17.18 On and at any time after the occurrence of an Event of Default, the Lender may: (a) by written notice to the Borrower: (i) cancel all outstanding obligations of the Lender under this Agreement whereupon they shall immediately be cancelled; (ii) declare that the Loan (and all accrued interest and all other amounts accrued or outstanding under the Finance Documents]) is immediately due and payable, whereupon they shall become immediately due and payable; (iii) exercise any or all of its rights, remedies, powers, or discretions under the Security Document. 17.19 Instead of acceleration in accordance with clause 17.18 above due to an Event of Default, the Lender is entitled to raise the Margin by notification to the Borrower which shall in such event have two weeks to repay the Loan in accordance with the previous Margin without a repayment fee.

25 18 SET-OFF 18.1 The Lender may at any time set off any liability of the Borrower to the Lender against any liability of the Lender to the Borrower, whether either liability is present or future, liquidated or unliquidated, and whether or not either liability arises under this Agreement. If the liabilities to be set off are expressed in different currencies, the Lender may convert either liability at a market rate of exchange for the purpose of set-off. Any exercise by the Lender of its rights under this clause 18.1 shall not limit or affect any other rights or remedies available to it under the Finance Documents or otherwise. 18.2 The Lender is not obliged to exercise any of its rights under clause 18.1, but if the rights are exercised, the Lender shall promptly notify the Borrower of the set-off that has been made. 19 CALCULATIONS, ACCOUNTS AND CERTIFICATES 19.1 Any interest, commission or fee under any Finance Document shall accrue on a day-to-day basis, calculated according to the number of actual days elapsed and a year of 360 days. 19.2 The Lender shall maintain accounts evidencing the amounts owed to it by the Borrower, in accordance with its usual practice. Entries in those accounts shall be prima facie evidence of the existence and amount of the Borrower's obligations as recorded in them. 19.3 If the Lender issues any certificate, determination or notification of a rate or any amount payable under a Finance Document, it shall be (in the absence of manifest error) conclusive evidence of the matter to which it relates. 20 REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS 20.1 No amendment of any Finance Document shall be effective unless it is in writing and signed by, or on behalf of, each party to it (or its authorised representative). 20.2 A waiver of any right or remedy under any Finance Document or by law, or any consent given under any Finance Document, is only effective if given in writing by the waiving or consenting party and shall not be deemed a waiver of any other breach or default. It only applies in the circumstances for which it is given and shall not prevent the party giving it from subsequently relying on the relevant provision. 20.3 A failure or delay by a party to exercise any right or remedy provided under any Finance Document or by law shall not constitute a waiver of that or any other right or remedy, prevent or restrict any further exercise of that or any other right or remedy or constitute an election to affirm any Finance Document. No single or partial exercise of any right or remedy provided under any Finance Document or by law shall prevent or restrict the further exercise of that or any other right or remedy. No election to affirm any Finance Document by the Lender shall be effective unless it is in writing. 20.4 The rights and remedies provided under the Finance Documents are cumulative and are in addition to, and not exclusive of, any rights and remedies provided by law.

26 21 SEVERANCE If any provision (or part of a provision) of a Finance Document is or becomes invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision (or part of a provision) shall be deemed deleted. Any modification to or deletion of a provision (or part of a provision) under this clause shall not affect the legality, validity and enforceability of the rest of the relevant Finance Document. 22 ASSIGNMENT AND TRANSFER 22.1 The Lender may assign any of its rights under the Finance Documents or transfer all its rights or obligations. 22.2 The Borrower may not assign any of its rights or transfer any of its rights or obligations under any Finance Document, without the prior approval of the Lender. 23 NOTICES 23.1 Any notice or other communication given to a party under or in connection with the Finance Documents shall be: (a) in writing; (b) delivered by hand or by pre-paid first-class post or email; and (c) sent to: (i) the Borrower at: Skógarhlíð 12, 105 Reykjavík Email: kristinn@nordural.is Attention: Kristinn Bjarnason, CFO (ii) the Lender at: Borgartún 19, 105 Reykjavík Email: petur.petursson @arionbanki.is and fts@arionbanki.is Attention: Pétur Heide Pétursson, Corporate Banking. or to any other address as is notified in writing by one party to the other from time to time. 23.2 Any notice or other communication given by either party shall be deemed to have been received: if delivered by hand, at the time it is left at the relevant address; if posted by pre-paid first-class post on the second Business Day after posting; and if sent by email, when received in legible form.

27 A notice or other communication given as described in clause (a) or clause (c) on a day that is not a Business Day, or after normal business hours, in the place it is received, shall be deemed to have been received on the next Business Day. 23.3 Any notice or other communication given to the Lender shall be deemed to have been received only on actual receipt. 24 GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS 24.1 This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of the Republic of Iceland. 24.2 Each party irrevocably agrees that, subject as provided below, the District Court of Reykjavik shall have exclusive jurisdiction over any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Agreement or its subject matter or formation. Nothing in this clause shall limit the right of the Lender to take proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction. (Last page before schedules signature page)

28 SCHEDULE 1 CONDITIONS PRECEDENT 1. Constitutional Documents 1.1 Certificate of Incorporation (i. Fyrirtækjavottorð) for the Borrower, issued no earlier than three (3) days prior to date of this Agreement . 1.2 A copy of the articles of association of the Borrower. 1.3 A copy of the resolutions duly passed by the Borrower’s board of directors: approving the entry into, and terms of, and transactions contemplated by, the Finance Documents and resolving that it execute, deliver and perform the Finance Documents; if applicable, authorising a specified person or persons to execute the Finance Documents on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Drawdown Request) to be signed and/or despatched by it under or in connection with the Finance Documents; confirming no limit on the powers of the Borrower or its directors to borrow money, give guarantees or create security would be exceeded by its entry into or performance of its obligations under the Finance Documents; and confirming that entry into the Finance Documents is in the commercial interests of the Borrower (stating the reasons for such conclusion). 1.4 A certificate signed by a director of the Borrower confirming that borrowing the Loan or granting security or guarantee in respect of the Total Facility Amount would not mean any borrowing or security (or similar limit binding on the Borrower) would be exceeded. 1.5 All information required by the Lender to enable it to comply with all "know your customer" or similar identification procedures under all applicable laws and regulations 2. Finance Documents 2.1 This Agreement duly executed by the Borrower. 2.2 A Drawdown Request. 2.3 A copy of a Creditor Accession Undertaking in relation to the Intercreditor Agreement, whereunder the Lender is accepted as an Additional Lender (as the term is defined in the Intercreditor Agreement) and the Facility Agreement is added as an Additional Loan Document (as the term is defined in the Intercreditor Agreement), executed by the Lender. 2.4 The following Security Documents executed by the Borrower, in favour of the Lender: (a) a bank accounts pledge agreement granting a 1st ranking possessory pledge over the Bank Account.

29 (b) a general claim (i. almenn fjárkrafa) pledge agreement granting first ranking security pledge over all general claims (i. almenn fjárkrafa) deriving from the Settlement Agreement. 2.5 Copy of all notices required to be sent under the Security Documents executed by the relevant party duly acknowledged by the addressee. 3. Financial Information 3.1 A copy of the Borrower’s latest available audited financial statements. 3.2 A copy, certified by an authorised signatory of the Borrower to be a true copy, of the Original Financial Statements of the Borrower. 4. Fees 4.1 Evidence that the costs and expenses then due from the Borrower pursuant to clause 11 have been paid or will be paid by the Drawdown Date. 5. Other documents and evidence 5.1 A copy of a Confirmation of Termination of Swap Transactions in relation to an ISDA Master Agreement between Axpo Nordics AS and the Borrower, dated 13 December 2016. (the “Settlement Agreement”). 5.2 A certified copy of any power of attorney under which the Borrower may execute this Agreement. 5.3 A copy of any other authorisation, document, opinion, or assurance which the Lender considers necessary for the entry into, and performance of, the transactions contemplated by the Finance Documents, or for the Finance Documents to be valid and enforceable.

30 SCHEDULE 2 DRAWDOWN REQUEST To: Arion Bank hf. as Lender Attention: Pétur Heide Pétursson, Corporate Banking Date: [DATE] Norðurál Grundartangi ehf. EUR 13,600,000 Facility Agreement dated 29 September 2022 between Norðurál Grundartangi ehf. as borrower, and Arion Bank hf. as Lender (the "Facility Agreement") We refer to the Facility Agreement. This is a Drawdown Request. Words and expressions defined in the Facility Agreement have the same meaning in this Drawdown Request. We give you notice that we wish to draw down the following Loan on [DATE]: Amount: EUR [AMOUNT] Drawdown Date: [DATE] The Loan is to be made available by credit to [ACCOUNT DETAILS]. We confirm that, on today's date and the proposed Drawdown Date: 1. The Warranties are true and correct and will be true and correct immediately after the proposed Loan. 2. No Event of Default or Potential Event of Default is continuing or would result from the proposed Loan. 3. The Proceeds of the Loan shall be used solely for the purpose set forth in the Agreement. This Drawdown Request is irrevocable. ................................. For and on behalf of Norðurál Grundartangi ehf.

31 THIS AGREEMENT has been entered into on the date stated at the beginning of it. In confirmation of the above, this document is signed either by hand or with a valid electronic signature by the person or persons authorized to bind the Borrower and the Lender. In the case of an electronic signature, the signature is in accordance with Icelandic Act No. 55/2019 on Electronic Identification and Trust Services for Electronic Transactions. In the case of an electronic signature, this document is signed electronically and is then stored and accessible to customers under Digital documents in Online Banking and/or sent to the customer by e-mail. BORROWER NORÐURÁL GRUNDARTANGI EHF. By: /s/ Kristinn Bjarnason Name: Kristinn Bjarnason Capacity: Power of Attorney LENDER ARION BANK HF. By: /s/ Sigurbjörg Ólafsdóttir By: /s/ Pétur Heide Pétursson Name: Sigurbjörg Ólafsdóttir Title: Manager Name: Pétur Heide Pétursson Title: Account Manager (Signature page to a Facility Agreement)